Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 3,627	$ 2,512
Insurance claims receivable, net	2,933	918
Deferred insurance premiums	669	1,345
Prepaid charter-in hire	0	4
Advances to suppliers	22	631
Other	3,367	3,375
Total prepaid expenses and other current assets	$ 10,618	$ 8,785